SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                                February 10, 2000
                ------------------------------------------------
                Date of report (Date of Earliest Event Reported)

                                SCANA Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

SOUTH CAROLINA                        1-8809                       57-0784499
(State or Other                    (Commission                    (IRS Employer
Jurisdiction of                    File Number)                   Identification
Incorporation)                                                        Number)

                1426 Main Street, Columbia, South Carolina 29201
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (803) 217-9000
               --------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   OTHER EVENTS

     On February 10, 2000, the Registrant issued the press release attached hereto as Exhibit 99.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------

    99                        Registrant's press release dated February 10, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               SCANA CORPORATION

                                               By: /s/ H. Thomas Arthur
                                                   --------------------------
                                               Name:  H. Thomas Arthur
                                               Title: Senior Vice President and
                                                        General Counsel

February 10, 2000

                                Index to Exhibits

EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------

    99                        Registrant's press release dated February 10, 2000